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[DDK & COMPANY LLP LETTERHEAD]


                                                                 EXHIBIT 23.7



                       CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the use in this Registration Statement on Form S-1 of our report dated March 31, 2001, relating to the financial statements of Nurses RX, Inc. for the years ended December 31, 1998 and 1999, and to the reference to our firm under the caption "Experts" in the Prospectus.





New York, New York                       /s/ DDK & Company LLP
September 11, 2001